SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 17 — SUBSEQUENT EVENTS

The Company has evaluated the impact of events that have occurred subsequent to June 30, 2026, through the date the consolidated financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the consolidated financial statements, except as follow:

In July 2026, Baird Medical LLC borrowed a loan, of which the lead lender was a Virginia limited liability company. The principal amount of loan was $525,000. The loan will increase current liabilities and increase interest expenses. This loan is scheduled to be fully repaid by January 26, 2027.

In September 2026, the Company is offering, through the prospectus supplement and the accompanying prospectus filed on September 24, 2026, (i) US$4,347,826 senior 8% original issue discount convertible promissory Note (the “Note”), (ii) ordinary shares, par value US$0.0001 per share, issuable from time to time upon conversion under the Note, and (iii) up to additional 110,070 ordinary shares as additional shares for the issuance of the Note. The Note carry an 8% original issue discount, and have a term of 12 months from the issuance date. No interest accrues during the term of the Note unless an event of default occurs, in which case interest will accrue at a rate of 15% per annum or, if less, the highest amount permitted by law. The Company received approximately US$4 million in financing proceeds on September 28, 2026.The Convertible Note has a term of 12 months from the issuance date and is therefore expected to be settled within one year. Accordingly, the Convertible Note will be classified as a current liability in the Company’s consolidated financial statements.